Exhibit 10.37

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT TO LEASE

FIRST AMENDMENT TO LEASE dated as of January 6, 2014 (“First Amendment”), by, between and among between BP Bay Colony LLC, a Delaware limited liability company (“Landlord”) and TESARO, Inc., a Delaware corporation (“Tenant”).

RECITALS

By Lease dated October 15, 2012 (the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises (referred to in the Lease as the “Premises”) containing 23,814 rentable square feet in the building known as 1000 Winter Street, Waltham, Massachusetts 02451 (referred to in the Lease as the “Building”) and consisting of (i) 13,576 rentable square feet located on the second (2nd) and third (3’) floors of the Building (referred to together in the Lease as the “Existing Premises”), and (ii) 10,238 rentable square feet located on the first (1st) floor of the Building (referred to in the Lease as the “Expansion Premises”).

Subject to the terms and conditions set forth herein, Tenant desires to yield up the Expansion Premises and lease from Landlord, and Landlord desires to lease to Tenant, certain additional premises containing 39,666 rentable square feet located on the second (2nd) floor of the Building (the “Additional Premises”), which Additional Premises are more particularly shown on the floor plan annexed hereto as Exhibit D and incorporated herein by reference and are currently leased by Verivo Software, Inc., a Massachusetts corporation (formerly known as Pyxis Mobile, Inc.) (“Verivo”), pursuant to that certain Lease dated August 3, 2011 by and between Landlord, as landlord, and Pyxis Mobile, Inc., as tenant (the “Verivo Lease”).

Verivo has agreed to yield up the Additional Premises and lease from Landlord, and Landlord has agreed to lease to Verivo, the Expansion Premises pursuant to a First Amendment to the Verivo Lease dated as of the date hereof (the “Verivo Amendment”);

Subject to the effectiveness of the Verivo Amendment and the other terms and conditions set forth herein, Landlord and Tenant desire to modify the Premises by removing the Expansion Premises therefrom and adding the Additional Premises thereto, and to extend the Term of the Lease and to further amend the Lease in certain respects, all as more particularly provided in this First Amendment.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant, hereby agree to and with each other as follows:

1.Definitions.  All capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

2.Yielding Up of Expansion Premises.

a.On or before 5:00 PM Eastern Standard Time on February 7, 2014 (“Yield Up  Date”), Tenant shall vacate and yield up the Expansion Premises to Landlord in the condition required by and otherwise in accordance with the provisions of the Lease, including without limitation, Section 5.2 (Repair and Yield Up) of the Lease, as if the Yield Up Date was the original expiration date of the Lease with respect to the Expansion Premises; provided, however, that (i) Tenant will not be in default hereof or in holdover under this First Amendment if Tenant leaves certain furniture and equipment in the Expansion Premises in accordance with the provisions of the Bill of Sale (as that term is hereinafter defined) and (ii) Landlord shall not require removal of Tenant’s wiring or cabling in the Expansion Premises in connection with the transaction contemplated by this First Amendment.  Landlord confirms that Verivo has agreed in the Verivo Amendment to accept the Expansion Premises with such cabling and wiring therein.  Nothing contained herein is intended to constitute a waiver of or otherwise affect Landlord’s right under the Lease to require the removal of all wiring or cabling in the Premises at the expiration or earlier termination of the Term of the Lease.  Tenant acknowledges that Verivo is leaving its wiring and cabling in the Additional Premises and Tenant agrees to accept the Additional Premises with such Verivo wiring and cabling therein.

b.If for any reason Tenant does not timely vacate and yield up the Expansion Premises in accordance with the provisions hereof on or before the Yield Up Date, then the same shall constitute a material default under this First Amendment and the Lease; however, notwithstanding anything contained in the Lease to the contrary, the provisions of Section 9.17 (Holding Over) of the Lease shall not apply until the eleventh (11th) calendar day of such holdover.  Until the Yield Up Date (or such later date as Tenant vacates and yields up the Expansion Premises in accordance with the terms of this First Amendment), and subject to the provisions of the immediately preceding sentence, Tenant shall continue to pay all Annual Fixed Rent and all Additional Rent (including, without limitation, Tenant’s share of Operating Expenses and real estate taxes and electricity) with respect to the Expansion Premises, and to perform and be liable for all other obligations under the Lease with respect to the Expansion Premises, in accordance with the terms of the Lease.

c.Provided that Tenant timely vacates and yields up the Expansion Premises as required hereby then, effective as of the Yield Up Date, the Expansion Premises shall no longer constitute a portion of the Premises and, subject to the provisions of Section 2.d below, Tenant’s rights and obligations under the Lease shall terminate with respect to the Expansion Premises (except for any Tenant indemnification or other Tenant obligations which by the terms of the Lease expressly survive the expiration or earlier termination of the Lease), and the Lease

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall terminate and be of no further force and effect with respect to the Expansion Premises as if the Yield Up Date was the expiration date set forth in the Lease with respect to the Expansion Premises.  Accordingly, provided that Tenant timely vacates and yields up the Expansion Premises as required hereby, from and after the later of February 7, 2014 or the date upon which Tenant actually vacates and yields up the Expansion Premises in accordance with the provisions of this First Amendment, and until the Additional Premises Commencement Date (as that term is hereinafter defined) and notwithstanding anything contained in the Lease to the contrary, all references in the Lease to the “Premises” shall mean and refer to the Existing Premises, and from and after the Additional Premises Commencement Date all references in the Lease to the “Premises” shall mean the Existing Premises and the Additional Premises, unless the context otherwise provides or requires; otherwise, the Lease shall remain unmodified and in full force and effect with respect to the Existing Premises.

d.Notwithstanding that Tenant may have vacated and surrendered the Expansion Premises in accordance with the provisions of this First Amendment, Tenant shall continue to pay Annual Fixed Rent and all other amounts Tenant is obligated to pay (including, without limitation, Tenant’s share of Operating Expenses, real estate taxes and electricity) pursuant to the terms of the Lease with respect to the Expansion Premises through February 28, 2014.

3.Incorporation of Additional Premises.

a.Landlord shall use commercially reasonable efforts to tender possession of (i) the that portion of the Additional Premises shown as “North Portion” on the drawing attached hereto as Exhibit A) (the “North Portion”) to Tenant on or before 5:00 p.m. Eastern Standard Time on February 7, 2014 (the “North Target Delivery  Date”) and (ii) the remainder of the Additional Premises, shown as “South Portion” on the drawing attached hereto as Exhibit A) (the “South Portion”) to Tenant on or before 5:00 p.m. Eastern Standard Time on March 1, 2014 (the “South Target Delivery Date”).  Tenant acknowledges and agrees that, for purposes of this First Amendment, Landlord’s obligation to use commercially reasonable efforts to tender possession of the North Portion and South Portion to Tenant shall not require Landlord to make any payments, incur any costs or fees (including, without limitation, attorneys’ fees or court costs) or institute any eviction or other legal or equitable proceedings of any kind.  If for any reason Landlord fails or is unable to tender possession of the North Portion or the South Portion on or before the respective Target Delivery Date therefor, then (A) Landlord shall not be in default hereunder or be liable for damages therefor, (B) the validity of the Lease and this First Amendment shall not be affected or impaired thereby, (C) the Term shall not be extended on account thereof, and (D) Tenant shall accept possession of the North Portion and the South Portion,

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

respectively, on the date or dates Landlord tenders possession thereof to Tenant.  The later of (i) March 1, 2014 or (ii) the date on which Landlord has tendered possession of the last of the North Portion and South Portion to Tenant shall be referred to herein as the “Additional Premises Commencement Date”.  From and after the Additional Premises Commencement Date, and notwithstanding anything contained in the Lease to the contrary, all references in the Lease to the “Premises” shall mean and refer to both the Existing Premises and the Additional Premises together, unless the context otherwise provides or requires.  Tenant’s obligation to pay annual fixed rent, additional rent and electricity for the Additional Premises shall not commence until the Additional Premises Commencement Date.

b.Tenant shall accept the Additional Premises on the Additional Premises Commencement Date in their then “as is” condition, without any obligation on Landlord’s part to pay any amount or provide any allowance or perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto or to otherwise prepare the Additional Premises for Tenant’s use and occupancy.  Landlord acknowledges that, pursuant to that certain Bill of Sale and Agreement between Verivo and TESARO dated as of January 6, 2014 (the “Bill of Sale”, a copy of which is attached hereto as Exhibit B), TESARO shall be purchasing certain furniture, equipment and other personal property from Verivo (“Verivo Property”).  Landlord shall have no obligation or liability with respect to the Verivo Property and neither the effectiveness of this First Amendment nor the Additional Premises Commencement Date shall be conditioned upon or affected by the terms of the Bill of Sale or the parties’ performance of their respective obligations thereunder.

4.Extension of Lease Term.  Effective as of the Additional Premises Commencement Date, the Term of the Lease, which but for this First Amendment is scheduled to expire on March 31, 2015, is hereby extended (for the Existing Premises and the Additional Premises) to June 30, 2017 (“New Lease Expiration Date”), unless sooner terminated in accordance with the provisions of the Lease as herein amended, upon all the same terms and conditions contained in the Lease, as herein amended.

5.Amendment of Article I (Reference Data).

Effective as of the Additional Premises Commencement Date, the Article I (Reference Data) of the Lease shall be modified and amended as follows:

(a)The definitions of Tenant’s Premises, Tenant’s Expansion Premises, Expansion Premises Commencement Date, Expansion Premises Rent Commencement Date, Outside Expansion Space Completion Date, Estimated Expansion Space Commencement Date, Outside Expansion Premises Delivery Date, Annual Fixed Rent for Expansion Premises and Rentable Floor Area of the Expansion Premises,

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

respectively, shall be deleted.  Exhibit D-2 (Floor Plan of Expansion Premises) shall be deleted.

(b)The following new definitions shall be added:

“Annual Fixed Rent for	During the period commencing on the Additional Premises Commencement Date and
Additional Premises:

ending on the New Lease Expiration Date, at the annual rate of $[***] (being the product of (i) $[***] and (ii) the “Rentable Floor Area of the Additional Premises” (hereinafter defined in this Section 1.1).”

“Base Operating Expenses for Additional Premises:	Landlord’s Operating Expenses (as hereinafter defined in Section 2.6) for calendar year 2012, being January 1, 2012 through December 31, 2012.”
“Base Taxes for Additional Premises:	Landlord’s Tax Expenses (as hereinafter defined in Section 2.7) for fiscal tax year 2012, being July 1, 2011 through June 30, 2012.”
“Rentable Floor Area of the Additional Premises:	39,666 square feet.”

(c)The following definitions shall be modified as follows:

The definition of “Annual Fixed Rent” is hereby deleted in its entirety and the following is hereby substituted therefor:

“Annual Fixed Rent:	Together, the Annual Fixed Rent for Existing Premises and the Annual Fixed Rent for Additional Premises.”

The definition of “Annual Fixed Rent for Existing Premises” is hereby amended by deleting therefrom the date “March 31, 2015” and substituting therefor the date “June 30, 2017”.

The definition of “Rentable Floor Area of the Premises” is hereby deleted in its entirety and the following is hereby substituted therefor:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Rentable Floor Area of the Premises:	53,242 square feet.”

The definition of “Security Deposit” is hereby deleted in its entirety and the following is hereby substituted therefor:

“Security Deposit:$[***].”

6.Tenant’s Obligations with respect to Annual Fixed Rent, Operating Expenses and Real Estate Taxes.

a.Tenant shall continue to pay Annual Fixed Rent for Existing Premises in accordance with the provisions of the Lease; and Tenant shall continue to pay Tenant’s share of Operating Expenses and real estate taxes with respect to the Existing Premises in accordance with the provisions of Section 2.6 (Operating Expenses) and Section 2.7 (Real Estate Taxes), respectively, of the Lease; and for purposes thereof: all references in Section 2.6 (Operating Expenses) and Section 2.7 (Real Estate Taxes) of the Lease to “the Premises” shall be deemed to mean and refer to the Existing Premises.

b.Commencing on the Additional Premises Commencement Date and ending on the New Lease Expiration Date, Tenant shall pay Annual Fixed Rent for Additional Premises with respect to the Additional Premises.

c.Commencing on the Additional Premises Commencement Date and ending on the New Lease Expiration Date, Tenant shall pay Tenant’s share of Operating Expenses and real estate taxes with respect to the Additional Premises in accordance with the provisions of Section 2.6 (Operating Expenses) and Section 2.7 (Real Estate Taxes) of the Lease, respectively; and for purposes thereof: all references in said Section 2.6 to “the Premises” shall be deemed to mean and refer to the Additional Premises; all references in said Section 2.6 to “Base Operating Expenses” shall be deemed to mean and refer to Base Operating Expenses for Additional Premises; all references in said Section 2.7 to “the Premises” shall be deemed to mean and refer to the Additional Premises; and all references in said Section 2.7 to “Base Taxes” shall be deemed to mean and refer to Base Taxes for Additional Premises.

7.No Brokers.

a.Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this First Amendment; and in the event any claim is made against Landlord relative to dealings by Tenant with brokers in connection with the consummation of this First Amendment, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

b.Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this First Amendment; and in the event any claim is made against Tenant relative to dealings by Landlord with brokers in connection with the consummation of this First Amendment, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

8.Verivo Improvements.  Landlord and Tenant acknowledge that Verivo plans to complete the improvements depicted on Exhibit C attached hereto (the “Improvements”) in the Expansion Premises prior to Verivo taking possession of the Expansion Premises.  Landlord confirms that Landlord has consented to the Improvements as depicted on said Exhibit C.  Tenant shall provide Verivo and its contractors reasonable access to the Expansion Premises and otherwise reasonably cooperate with Verivo in connection with the performance of the Improvements and the installation of wiring and cabling, work stations, FF&E and other tasks necessary to prepare the Expansion Premises for Verivo’s use and occupancy.

9.Amendment to Verivo Lease.  Notwithstanding anything contained herein to the contrary, this First Amendment and Landlord’s and Tenant’s rights and obligations hereunder are subject to and contingent upon Landlord and Verivo executing and delivering the Verivo Amendment, and the simultaneous effectiveness of the Verivo Amendment.  In the event that the Verivo Amendment is not executed and delivered by Verivo and Landlord on or before January 10, 2014, then this First Amendment shall be null and void.

10.Except as herein amended, the Lease shall remain unchanged and in full force and effect.
All references to the “Lease” shall be deemed to be references to the Lease as herein amended.

[Remainder of page intentionally left blank.  Signatures on next page.]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTED as a sealed instrument as of the date and year first above written.

WITNESS	LANDLORD:

BP BAY COLONY LLC, a Delaware limited liability company

BY: BP BAY COLONY HOLDINGS LLC, a Delaware limited liability company, its sole member

BY: BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its member

BY: BOSTON PROPERTIES, INC., a Delaware Corporation, its general partner

	By:	/s/ David C. Provost
	Name:	David C. Provost
	Title:	SVP

HIDDEN_ROW
TENANT:

WITNESS:		TESARO Inc.:

By:	/s/ Edward C. English	By:	/s/ Leon O. Moulder, Jr.
Name:	Edward C. English	Name:	Leon O. Moulder, Jr.
Title:	VP Finance & Administration	Title:	Chief Executive Officer
Hereto Duly Authorized

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

North Portion and South Portion

[See attached plan]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

North Lobby
SOUTH PORTION
NORTH PORTION

Client Name
Project Name
Building Name
Street Address
Floor / Suite
City / State

Sheet Name

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

Bill of Sale

[See attached]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BILL OF SALE AND AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, VERIVO SOFTWARE, INC., a Massachusetts corporation (“Seller”), for and in consideration of the agreements contained herein and other good and valuable consideration described in detail herein below, the receipt and sufficiency of which are hereby acknowledged, effective on March 3, 2014 (the “Effective Transfer Date”), and subject to the terms and conditions of this Bill of Sale and Agreement (the “Agreement”), and provided Purchaser shall have complied with its obligations under Section 1 of this Agreement in all material respects, has granted, bargained, sold, transferred, conveyed and delivered and by these presents, effective on the Effective Transfer Date and subject to the terms and conditions of this Agreement, does hereby bargain, grant, sell, transfer, convey, assign and deliver unto TESARO INC., a Delaware corporation, its successors and assigns (“Purchaser”), all right, title and interest of Seller in and to the Assets set forth on Exhibit A attached hereto and made a part hereof (the “Assets”).

TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns forever.

Seller warrants that, effective on the Effective Transfer Date, it has good and valid title to the Assets, free and clear of any encumbrances, security interests and liens other than the liens set forth on Exhibit B attached hereto and made a part hereof (the “Liens”), and Seller will effect the release of record and in fact of the Liens and of any UCC-1 financing statements encumbering any of such Assets by filing UCC-3 termination statements within ten (10) days following such date, and shall send to Purchaser copies of such UCC-3 termination statements within such ten (10) day period.

The Assets are hereby sold effective on the Effective Transfer Date “AS IS, WHERE IS AND WITH ALL FAULTS”.  In consideration of the conveyance of such Assets, (A) on or before the Effective Transfer Date, provided Seller shall have complied with its obligations under Section 1 of this Agreement in all material respects, Purchaser shall pay to Seller the sum of $[***], and (B) Purchaser shall leave in the First Floor Space (as defined below), and effective on the Effective Transfer Date hereby bargains, grants, sells, transfers, conveys, assigns and delivers to Seller, that certain furniture and equipment described in Exhibit C attached hereto and made a part hereof (the “Transferred Furniture”).  In addition, on or before July 1, 2014, Purchaser shall pay to the Seller the additional sum of $[***].  Purchaser warrants that it has good and valid title to the Transferred Furniture, free and clear of any encumbrances, security interests and liens.

In addition, Seller and Purchaser hereby agree as follows:

1.On or before February 7, 2014, Purchaser shall (i) vacate the 10,238 rentable square feet of space on the first floor of the Building located at 1000 Winter Street, Waltham, MA  (the “Building”) that Purchaser occupies as of the date of this Agreement (the “First Floor Space”), except that Purchaser shall leave in such space the Transferred Furniture and shall be permitted to store in such space certain disassembled furniture stacked against the

1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

wall in a location so that it does not interfere with Seller’s painting and construction of its IT room (the “Disassembled Furniture”) (which Disassembled furniture shall remain the property of Purchaser and shall be removed by Purchaser on or before the Effective Transfer Date), and (ii) provide access to and permit Seller to relocate to the First Floor Space.  On or before January 24, 2014, Seller shall vacate a portion (the “North Portion”) of the space on the second floor of the Building that Seller occupies as of the date of this Agreement, which North Portion is shown on Exhibit D attached hereto and made a part hereof.  On or before January 17, 2014, Seller shall provide access to and permit Purchaser to prepare the North Portion for Purchaser’s relocation.  On or before February 28, 2014, Seller shall vacate the remaining portion (the “South Portion”) of the space on the second floor of the Building that Seller occupies as of the date of this Agreement.  Each party (i) shall repair any damage to the space it is vacating, or to the space it is moving into, that is caused by such party and (ii) shall vacate its respective spaces in broom clean and good condition with ordinary wear and tear since its initial occupancy by the vacating party. Seller shall not have any liability for any damage to any of the Disassembled Furniture, except for damage caused by Seller’s gross negligence.

2.Seller and Purchaser are each executing lease amendments, dated on or about the date hereof (the “Lease Amendments”), that (a) in Seller’s case, adds the First Floor Space to Seller’s lease and deletes the North Portion and the South Portion from Seller’s lease (b) in Purchaser’s case, adds the North Portion and the South Portion to Purchaser’s lease and deletes the First Floor Space from Purchaser’s lease.  Each party agrees to comply with the respective lease amendment signed by such party and to assume the obligations arising from the space added to its respective lease as of the respective date(s) set forth in its respective lease amendment.  Notwithstanding any provision of this Agreement to the contrary, the effectiveness of this Agreement is subject to the simultaneous effectiveness of each of the Lease Amendments and, if either of the Lease Amendments does not become effective for any reason, this Agreement shall automatically terminate, shall be null and void and shall have no force or effect.  Neither party shall enter into any further amendments to its respective lease that would adversely affect such party’s ability to comply with its obligations under this Agreement or consummate the transactions contemplated hereby.  Notwithstanding any provision of this Agreement to the contrary, the payment of $[***] by Purchaser to Seller, and the transfer of the Assets and Transferred Furniture contemplated by this Agreement shall not become effective until each party has vacated the space required to be vacated by such party pursuant to this Agreement and the Lease Amendments.

3.From the date on which Seller vacates the North Portion until the date that Seller vacates the South Portion, the parties shall be sharing the premises leased by Seller, with Purchaser occupying the North Portion and Seller occupying the South Portion.  Until the later of March 1, 2014 or the date Seller shall vacate the South Portion, Seller shall continue to perform and comply with all of the provisions of its lease, including without limitation (a) all rent and additional rent obligations and (b) the provisions requiring Seller to obtain

2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

certain insurance for its entire leased premises, as primary coverage.  Until the later of March 1, 2014 or the date Purchaser shall vacate the First Floor Space (except for the Transferred Furniture and the storage of certain disassembled furniture, as described above), Purchaser shall continue to perform and comply with all of the provisions of its lease, including without limitation (a) all rent and additional rent obligations and (b) the provisions requiring Purchaser to obtain certain insurance for its entire leased premises, as primary coverage.  Seller shall be responsible for, and shall indemnify Purchaser for, any damage to the First Floor Space caused by Seller or its employees, agents on contractors during the period from the initial date of Seller’s access to such space pursuant to this Agreement through the later of (i) February 28, 2014 and (ii) the date on which the parties have completed the exchange of office space contemplated by this Agreement and the Lease Amendments (the later of such dates being referred to as the “Exchange Date.).  Purchaser shall be responsible for, and shall indemnify Seller for, any damage to the North Portion caused by Purchaser or its employees, agents or contractors during the period from the initial date of Purchaser’s access to such space pursuant to this Agreement through the Exchange Date.  Any claim of responsibility or indemnification for damages pursuant to the preceding two sentences must be made in writing no later than 15 days after the Exchange Date.

4.The parties agree that the schedule attached as Exhibit E is an accurate description of the move plan of the parties, including without limitation certain early access rights, requirements and obligations.  Both parties agree to comply with their respective obligations, and the other matters set forth in Exhibit E.

5.Seller warrants that no third parties have any sublease or other possessory rights to the North Portion.  Seller agrees to terminate, by written notice, all subtenancies and other possessory rights of any persons or entities that have any possessory rights to the South Portion (or any part thereof) on or before January 3, 2014 so that all subleases and possessory rights of such persons or entities shall terminate on or before March 5, 2014.  If any of such persons or entities shall not have vacated on or before March 5, 2014, (a) Seller shall use commercially reasonable efforts to have them evicted or removed as soon as reasonably possible thereafter and (b) until all such persons or entities shall have vacated the entire South Portion, Seller shall remit to the Purchaser any rent paid to Seller from such persons or entities with respect to the portion of the South Portion occupied by such persons or entities.

6.TIME IS OF THE ESSENCE WITH RESPECT TO EACH OF THE OBLIGATIONS AND DEADLINES IN THIS AGREEMENT.

7.This Bill of Sale and Agreement will be subject to and construed and enforced in accordance with the laws of the State of Massachusetts without regard to principles of conflicts of laws.  This Agreement will be construed as if it was drafted mutually by the parties.  In the event of legal proceedings under this Agreement, the prevailing party shall

3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

be awarded its attorneys’ fees and costs.  This Agreement is the entire agreement between the parties and supersedes any prior agreements, promises, understandings, term sheets and undertakings, whether oral or written.  To be effective, any amendment of this Agreement shall be in a writing executed by both parties.

8.This Bill of Sale and Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

4

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Bill of Sale and Agreement as of January __, 2014

SELLER:

VERIVO SOFTWARE, INC.,
a Massachusetts corporation

By:
Name:
Title:

S-1

Bill of Sale and Agreement

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, Seller and Buyer have executed this Bill of Sale and Agreement as of January __, 2014.

PURCHASER:

TESARO, INC.,
a Delaware corporation

By:
Name:
Title:

S-2

Bill of Sale and Agreement

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

Assets

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Liens on Assets

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit C

Transferred Furniture

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit D

Drawing of North Portion

(see attached drawing)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit E

Relocation Plan

Pre-Cohabitation Phase		Date Range
1.	TESARO and Verivo sign Lease amendments w/Boston Properties and Mutual Bill of Sale and Exhibits	1/2/14-1/3/14
2.

TESARO engages move project manager, contractors (Office Works -furniture breakdown/move, Advanced Storage & Moving - move/bins contractor, Devine(?) - wiring vendor,  Mindshift  -IT/phone contractor, Innovex - copier vendor, Boston Bean - coffee, other)

1/2/14-1/3/14
3.	Mindshift to scope out/confirm equipment needed for new office space and TESARO will place orders for any switches, UPS’s, wiring, phones, other equipment needed.	1/2/14-1/3/14
4.	Verivo requests and Boston Properties provides adequate new security/access badges such that Verivo can prepare access badges for all TESARO employees and contractors to access new 2nd floor premises	1/31/14
5.	Verivo gives required 60 day notice to current subtenant (5 person consulting firm subleasing 5 office in south side of 2nd floor)	1/2/14-1/3/14
6.	Verivo engages contractors, including contractors to fit-out 1st floor premises (IT room, wiring, etc.)	1/2/14-1/3/14
7.	Verivo shall provide access, or otherwise make 2nd floor premises available to, certain TESARO Associates/contractors to Verivo facility starting as early as Monday 1/13/14 as follows:
	Verivo shall allow Mindshift access to identify any new wiring requirements (if any)	by 1/17/14
	Verivo shall make 2nd floor (North Portion) premises “move in” ready (i.e. All Verivo employees consolidated into south side, power operational, etc.)	by 1/24/14

Verivo will provide TESARO wiring vendor access in order to install new fiber between TESARO 2nd floor server room and the new 2nd floor premises north side wiring room and will allow vendor to terminate connection from north side wiring room to Verivo south side wiring room.

by 1/24/14
	Verivo will provide Mindshift access to test the new fiber connectivity (North Portion only)	by 1/31/14
	Verivo will provide Mindshift access to test office/workstation wiring jacks to confirm labeling and functionality ( North Portion only)	by 1/31/14
	Verivo will provide Mindshift access to test TESARO VOIP (phones) to confirm functionality	by 1/31/14
8.	TESARO move contractor to drop off bins at TESARO 1st floor premises.	By 1/31/14

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.	Verivo will receive issued permits for 1st fl. Data room construction under BP construction Mgmt. Assumes mid-December architectural commencement and early Jan permit application.	By 2/7/14
10.	Verivo generates and provides all security/access badges for all TESARO employees and any TESARO contractors	By 2/3/14
PHASE 1 TESARO Move date – 2/7/14
	TESARO Associates will breakdown monitors, phones, keyboards, mice, computers, etc. and leave in neat pile/labeled bags in existing office space	2/7/14
	TESARO Associates will place all papers and other items for transport into bins and label appropriately	2/7/14
	TESARO move and IT contractors move, set-up, test all TESARO 1st floor Associates equipment and bins in new 2nd floor premises	2/7-2/9/14
	Office Works breaks down workstation furniture only on 1st floor (offices stay as is) and stack/store pieces in south east corner	2/7-2/9/14
	Mindshift tests individual phone and printer functionality	2/10/14
	TESARO Associates up and running in new 2nd floor premises (north side).	2/10/14

Co-habitation period – (2/7/14-2/21/14)
	Verivo will provide TESARO/contractors access as mutually agreed to 2nd floor premises:	2/7/14-2/21/14

a.premises areas to be mutually agreed (though TESARO will have security badges, Verivo will control security system)

b.North side wiring room

c.All conference rooms  on north side only

d.Kitchen areas as mutually agreed

	Verivo contractors begin fit-out of 1st floor premises (IT room, security system, paint, additional wiring/power, etc.)	2/10/14-2/28/14
	By week of Feb 24 –inspections for completed construction (Verivo/BP contractor to ensure appropriate city inspection will need to occur for appropriate paths & egress in advance of move date)	2/24/14-2/28/14
PHASE 2 Verivo move date – no later than 2/28/14
	Verivo employees vacate south portion of 2nd floor premises.	2/28/14
	Verivo discontinues any services (phone/cable, etc.) to 2nd floor premises (south side wiring room/other)	2/28/14

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Verivo causes Office Works to deconstruct “dogbone” furniture in South Portion and move it all to 1st floor premises where it is re-assembled for Verivo use.  Simultaneously, Office Works moves all disassembled TESARO workstation furniture stored on 1st floor premises up to south side of 2nd floor (note: re-assembly will not occur until later in Phase 3)

2/21/14 -3/2/14
Verivo employees up and running in new 1st floor premises.	3/3/14
PHASE 3 After 2/21/14
TESARO to complete any additional wiring/power drops necessary to support new workstations installation in South Portion	2/24/14 – 3/31/14 or later
TESARO to have Office Works install disassembled workstations (temporarily stored in 1st floor premises) in South Portion
TESARO works with Mindshift to ensure South Portion ports/jacks are wired properly
TESARO to potentially move additional TESARO Associates/Departments from 3rd floor to 2nd floor

EXHIBIT C

Improvements

[See attached]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

# WORK STATION HEAD COUNT: 57

X INDICATES CURRENT LOCATION OF FURNITURE POWER FEEDS
MIMIMUM PER CODE IS 3'-8" BUT 3'-8" IS TIGHT
THIS IS NOT CURRENT CONFIGURATION
CHAIRS LOOK LIKE THEY CAN BLOCK EGRESS
OTHER TENANT
115 KITCHEN
116 DATA
114 STORAGE
FIRE PUMP ROOM
STAIR
102 CLOSET
HALL
FE
118 BREAK
103 OFFICE
104 OFFICE
105 CONFERENCE
106 OFFICE
107 OFFICE
108 OFFICE
109 OFFICE
110 OFFICE
111 OFFICE
112 OFFICE
113 CONFERENCE
SIDE

office•works
20 Tarry Avenue
Burlington, MA 01803
Phone: 781.270.9000
Fax: 781.270.9898
www.officeworksinc.com

PROJECT INFORMATION:

VERIVO SOFTWARE
1000 WINTER STREET
WALTHAM, MA 02451

PROJECT TEAM:

MARK LOUGHLIN
Sales Representative

REBECCA WARREN
Designer

REBECCA WARREN
Project Manager

THIS DRAWING REPRESENTS OFFICE WORKS INTERPRETATION OF THE DESIGN INTENT AND SERVICES AS OUR MATER PLAN FOR ORDERING AND INSTALLATION PURPOSES. THE DETAILS AND SCOPE IN THESE DRAWINGS REPRESENT THE PRODUCT THAT WILL BE ORDERED BY OFFICE WORKS AND DELIVERED TO SITE. ALL ADDITIONS CHANGES OR DEVIATIONS FROM THE APPROVAL DRAWING PACKAGE WILL BE REGARDED AS A CHANGE ORDER AND PROCEED ACCORDINGLY. APPROVAL OF THIS DRAWING PACKAGE IS ONE OF THE CONDITIONS PRECEDENT TO COMMENCEMENT OF ORDER PLACEMENT

SCALE: NTS
DATE: 10 28 13
PROPOSAL #:

FURN PLAN. C

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

Additional Premises

[See attached plan]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

North Lobby

Client Name
Project Name
Building Name
Street Address
Floor / Suite
City / State

Sheet Name

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.